EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   April  16, 2002
SECURITIZED PRODUCTS GROUP
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS


                                  $500,000,000
                                  APPROXIMATELY


                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2002-HE1


                       MORTGAGE PASS-THROUGH CERTIFICATES



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   April  16, 2002
SECURITIZED PRODUCTS GROUP
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                           APPROXIMATELY $500,000,000
                   CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1

                           CDC MORTGAGE CAPITAL, INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                      EXPECTED        AVG       MODIFIED
                                      RATINGS       LIFE TO   DURATION TO                                                   FINAL
OFFERED                           (FITCH/MOODY'S/   CALL /       CALL /      PAYMENT WINDOW TO                               LEGAL
CLASSES DESCRIPTION    BALANCE          S&P)       MTY(1)(2)  MTY(1)(2)(3)    CALL / MTY(1)(2)       DAY COUNT  BENCHMARK  MATURITY
------------------------------------------------------------------------------------------------------------------------------------
A (4)     Floater   $449,238,000    AAA /Aaa/AAA   3.00/3.26   2.86/3.07   5/25/2002 - 5/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                                           5/25/2002 - 11/25/2019
------------------------------------------------------------------------------------------------------------------------------------
M         Floater    $25,381,000      A /A2/A      5.37/5.85   4.89/5.24   5/25/2005 - 5/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                                           5/25/2005 - 6/25/2015
-------------------------------------------------------------------------- ---------------------------------------------------------
B         Floater    $25,381,000   BBB-/Baa3/BBB-  5.32/5.54   4.67/4.82   5/25/2005 - 5/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                                           5/25/2005 - 8/25/2013
------------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.
          (2)  Based on the pricing prepayment speed. See details below.
          (3)  Run at par
          (4)  Class A is wrapped by FSA.

ISSUER:                  CDC Mortgage Capital Trust Series 2002-HE 1

DEPOSITOR:               Morgan Stanley ABS Capital I, Inc.

SELLER:                  CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:   The CIT Group/Consumer Finance, IDC., The CIT
                         Group/Consumer Finance, Inc. (NY), The CIT
                         Group/Consumer Finance, Inc. (TN), BNC Mortgage, Inc.,
                         IMPAC Funding Corporation, NC Capital Corporation, and
                         Superior Federal Bank FSB

CLASS A INSURER:         Financial Security Assurance Inc.

SERVICER:                Ocwen Federal Bank FSB

TRUSTEE: Deutsche Bank National Trust Company (formerly Bankers Trust Company of California, N.A.)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

MANAGERS:                Morgan Stanley (LEAD MANAGER); Bear Steams & Co. Inc
                         and Lehman Brothers (CO-MANAGERS)

RATING AGENCIES:         Fitch Ratings, Moody's Investors Service, Standard &
                         Poor's

OFFERED CERTIFICATES:    Classes A, M, and B Certificates

EXPECTED PRICING DATE:   April [ ], 2002

EXPECTED CLOSING DATE:   April 30, 2002 through DTC, Euroclear and Clearstream,
                         Luxembourg. The Certificates will be settled without accrued interest.

DISTRIBUTION DATES:      The 25th of each month, or if such day is not a
                         business day, on the next business day, beginning May
                         28, 2002.

CUT-OFF DATE:            As of the opening of business on April 1, 2002, for
                         each Mortgage Loan in the mortgage pool on the Closing
                         Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the opening of business on the first day of the month in which such loan was acquired.

DUE PERIOD FOR MORTGAGE  For any Distribution Date, the period commencing on the
LOANS: first day of the month preceding the month in which such Distribution Date occurs and ending on the last day of the month preceding the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD  The interest accrual period for the Offered
FOR THE OFFERED          Certificates with respect to any Distribution Date will
CERTIFICATES:            be the period beginning with the immediately preceding
                         Distribution Date (or, in the case of the first
                         Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date(on an actual/360 day count basis).

MORTGAGE LOANS:          The Mortgage Loans will consist of approximately $508
                         million of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans.
                         The information on the Mortgage Loans described herein is based on the closing date pool of approximately $412 million. It is expected that up to approximately $96 million of Mortgage Loans may be purchased by the trust for a period of 3 months after the closing date (the
                         "Pre-Funding Period") as described below.

PRE-FUNDING:             On the Closing Date, approximately $96 million from the
                         sale of the Offered Certificates (the "Pre-Funded
                         Amount") will be deposited with the Trustee into a separate account (the "Pre-Funding Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.

PRICING PREPAYMENT       o FIXED RATE MORTGAGE LOANS: CPR starting at
SPEED:                   approximately 1.5333% CPR in month 1 and increasing to
                         23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                         o ADJUSTABLE RATE MORTGAGE LOANS: CPR of 25%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT: The Offered Certificates are credit enhanced by:

                    1)   Net monthly excess cashflow from the Mortgage Loans,

                    2) 1.50% overcollateralization (funded upfront including the Pre-Funded Amount). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total balance of the mortgage loans as of the date of determination,

                    3) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

                    4) Insurance policy issued by FSA for the Class A Certificates only.

CREDIT ENHANCEMENT  For any Distribution Date, the percentage obtained by
PERCENTAGE:         dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any over-collateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution
                    Date) by (y) the aggregate principal balance of the Mortgage
                    Loans as of the last day of the related Due Period.

STEP-DOWN DATE:     The later to occur of

                    (x)  The earlier of

                         (a)  the Distribution Date occurring in May 2005; and

                         (b) the Distribution Date on which the aggregate balance of the Class A Certificates is less than $32,995,000; and

                    (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unsche-duled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates) is greater than or equal to 23.00%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TRIGGER EVENT:           A Delinquency Trigger Event is in effect if the
                         quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds 67% of the prior period's Credit
                         Enhancement Percentage.

                         A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the cut off date through the last day of the related Due Period divided by the initial principal balance of the Mortgage Loans in the mortgage pool as of the Cut-Off Date exceeds the applicable percentages described below with respect to such Distribution Date:

                         DISTRIBUTION DATE
                         OCCURRING IN                  LOSS PERCENTAGE

                         May 2005 to April 2006        3.50% for the first
                                                       month, plus an additional
                                                       1/12th of 1.75% for each
                                                       month thereafter

                         May 2006 to April 2007        5.25% for the first
                                                       month, plus an additional
                                                       1/12th of 1.00% for each
                                                       month thereafter

                         May 2007 to April 2008        6.25% for the first
                                                       month, plus an additional
                                                       1/12 2th of 0.75% for
                                                       each month thereafter

                         May 2008 to April 2009        7.00%, for the first
                                                       month plus an additional
                                                       1/12th of 0.25% for each
                                                       month thereafter

                         May 2009 and Thereafter       7.25%

INITIAL SUBORDINATION    Class A:        11.50%
PERCENTAGE:              Class M:         6.50%
                         Class B:         1.50%

OPTIONAL CLEAN-UP CALL:  When the current aggregate principal balance of the
                         Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans (including the Mortgage Loans purchased during the Pre-Funding period) as of the Cut-Off Dates.

STEP-UP COUPONS:         For all Offered Certificates the coupon will increase
                         after the optional clean-up call date, should the call not be exercised. The coupon for the Class A
                         Certificates will increase by 2 times its margin and the coupons for the Class M and B Certificates will each increase by 1.5 times their respective margins.

CLASS A PASS-THROUGH     The Class A Certificates will accrue interest at a
RATE:                    variable rate equal to the least of(i) one-month LIBOR
                         plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                         (ii) the WAC Cap and (iii) 16.0%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS M PASS-THROUGH     The Class M Certificates will accrue interest at a
RATE:                    variable rate equal to the least of (i) one-month
                         Rate: LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16.0%.

CLASS B PASS-THROUGH     The Class B Certificates will accrue interest at a
RATE:                    variable rate equal to the least of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16.0%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, FSA (with respect to the Class A Certificates only) and trustee fee rates.

CLASS A, M AND B BASIS   As to any Distribution Date, any remaining available
RISK CARRY FORWARD       funds after payments of interest and principal, as
AMOUNT:                  described below, and after payments in respect of
                         Unpaid Interest Shortfalls and realized loss amount reimbursements, as described below, will be available to pay a supplemental interest amount for the Class A, M and B Certificates will (in that order) which equal the sum of

                         (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the WAC Cap, but giving effect to the bard cap of 16.0%) over interest due such Certificates at a rate equal to the WAC Cap;

                         (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                         (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16.0%).

INTEREST DISTRIBUTIONS   On each Distribution Date and after payment of fees and
ON OFFERED               reimbursements to the Servicer, FSA and Trustee,
CERTIFICATES:            interest distributions from the Interest Remittance
                         Amount will be allocated as follows:

                         (i) to the Class A Certificates, its Accrued Certificate Interest and any portion of Accrued Certificate Interest from prior Distribution Dates remaining unpaid and 30 days' interest on such unpaid amount at the applicable pass-through rate ("Unpaid Interest Shortfall");

                         (ii) to the Class M Certificates, its Accrued Certificate Interest; and

                         (iii) to the Class B Certificates, its Accrued Certificate Interest.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS  On each Distribution Date (a) prior to the Stepdown
ON OFFERED               Date or (b) on which a Trigger Event is in effect,
CERTIFICATES:            principal distributions from the Principal Distribution
                         Amount will be allocated as follows:

                         (i)    to the Class A Certificates until the
                                Certificate Principal Balances thereof has been reduced to zero;

                         (ii) to the Class M Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                         (iii) to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                         On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                         (ii) to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Class M Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                         (iii) to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Class B Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

PRE-FUNDING ACCOUNT      Any funds in the Pre-Funding Account not used to
FAILURE:                 purchase additional Mortgage Loans during the
                         Pre-Funding Period will be paid to the Class A, Class M and Class B Certificates pro rata.

ALLOCATION OF NET        For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS           Cashflow shall be paid as follows:
CASHFLOW:
                         (i)    to the Class M Certificates, their Unpaid
                                Interest Shortfall;

                         (ii) to the Class M Certificates, their realized loss amount reimbursement;

                         (iii) to the Class B Certificates, their Unpaid Interest Shortfall;

                         (iv) to the Class B Certificates, their realized loss amount reimbursement; and

                         (v)    SEQUENTIALLY, to Classes A, M and B
                                Certificates, in such order, any Basis Risk
                                Carry Forward Amount for such classes.

INTEREST REMITTANCE      For any Distribution Date, the portion of available
AMOUNT:                  funds for such Distribution Date attributable to
                         interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE      For any Distribution Date and each class of Offered
INTEREST:                Certificates, equals the amount of interest accrued
                         during the related interest accrual period at the related Pass-Through Rate, reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION   On any Distribution Date, the sum of (i) the Basic
AMOUNT:                  Principal Distribution Amount and (ii) the Extra
                         Principal Distribution Amount.

BASIC PRINCIPAL          On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:     aggregate Principal Remittance Amount over (ii) the
                         Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE     On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                  payments of principal collected or advanced on the
                         Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased
                         Mortgage Loans with respect to such Distribution Date,
                         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS       For any Distribution Date is the amount of funds
CASHFLOW:                available for distribution on such Distribution Date
                         remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL          For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:     of (x) interest collected or advanced on the Mortgage
                         Loans during the related Due Period (less fees and reimbursements owed to the Servicer, the Trustee and
                         FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

EXCESS SUBORDINATED      For any Distribution Date, means the excess, if any of
AMOUNT:                  (i) the overcollateralization and (ii) the required
                         overcollateralization for such Distribution Date.

CLASS A PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:     excess of (x) the aggregate Certificate Principal
                         Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                         $2,538,071.

CLASS M PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                         $2,538,071.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS B PRINCIPAL    For any Distribution Date, an amount equal to the excess of
DISTRIBUTION AMOUNT: (x) the sum of (i) the aggregate Certificate Principal
                     Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal
                     Distribution Amount on such Distribution Date), and (iii) the Certificate Principal Balance of the Class B
                     Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                     97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                     Loans as of the last day of the related Due Period minus
                     $2,538,071 PROVIDED, HOWEVER that with respect to any Distribution Date on which the Class Certificate Balance of the Class A, Class M Certificates have been reduced to zero, the Class B Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B
                     Certificates and (y) the Principal Distribution Amount.

TRUST TAX STATUS:    REMIC.

ERISA ELIGIBILITY:   Subject the considerations in the Prospectus, the Offered
                     Certificates are ERISA eligible.

SMMEA ELIGIBILITY:   It is anticipated that none of the Certificates will be
                     SMMEA eligible.

PROSPECTUS:          The Class A, Class M and Class B Certificates are being
                     offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                     Complete information with respect to the Offered
                     Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                     PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES               PPC 0%   PPC 75%    PPC 100%   PPC 125%   PPC 150%
------------------------      ------   -------    --------   --------   --------
        Initial                100%      100%       100%       100%       100%
       April 2003               99        81         75         69         63
       April 2004               98        63         53         44         35
       April 2005               97        49         37         26         17
       April 2006               96        38         29         21         15
       April 2007               94        31         21         14          9
       April 2008               93        25         16         10          6
       April 2009               91        20         12          7          4
       April 2010               89        16          9          5          2
       April 2011               87        13          7          3          1
       April 2012               85        10          5          2          1
       April 2013               82         8          4          1          0
       April 2014               80         7          3          1          0
       April 2015               77         5          2          0          0
       April 2016               74         4          1          0          0
       April 2017               67         3          1          0          0
       April 2018               64         2          0          0          0
       April 2019               61         2          0          0          0
       April 2020               57         1          0          0          0
       April 2021               53         1          0          0          0
       April 2022               49         1          0          0          0
       April 2023               45         0          0          0          0
       April 2024               41         0          0          0          0
       April 2025               37         0          0          0          0
       April 2026               33         0          0          0          0
       April 2027               29         0          0          0          0
       April 2028               24         0          0          0          0
       April 2029               is         0          0          0          0
       April 2030               12         0          0          0          0
       April 2031                6         0          0          0          0
       April 2032                0         0          0          0          0
       April 2033                0         0          0          0          0
Average Life to Maturity
        (years)              18.89      4.34       3.26       2.55       2.04
  Average Life to Call
       (years)(1)            18.84      4.01       3.00       2.34       1.87

(1) Calculation includes 10% optional clean-up call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

         PERCENTAGE OF CLASS M CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES               PPC 0%   PPC 75%    PPC 100%   PPC 125%   PPC 150%
------------------------      ------   -------    --------   --------   --------
        Initial                  100%      100%       100%       100%       100%
       April 2003                100       100        100        100        100
       April 2004                100       100        100        100        100
       April 2005                100       100        100        100        100
       April 2006                100        88         66         48         34
       April 2007                100        71         49         33         21
       April 2008                100        58         37         23         13
       April 2009                100        46         27         16          8
       April 2010                100        37         20         11          2
       April 2011                100        30         15          7          0
       April 2012                100        24         11          1          0
       April 2013                100        19          8          0          0
       April 2014                100        15          4          0          0
       April 2015                100        12          0          0          0
       April 2016                100         9          0          0          0
       April 2017                100         6          0          0          0
       April 2018                100         3          0          0          0
       April 2019                100         0          0          0          0
       April 2020                100         0          0          0          0
       April 2021                100         0          0          0          0
       April 2022                100         0          0          0          0
       April 2023                100         0          0          0          0
       April 2024                 95         0          0          0          0
       April 2025                 86         0          0          0          0
       April 2026                 76         0          0          0          0
       April 2027                 66         0          0          0          0
       April 2028                 54         0          0          0          0
       April 2029                 41         0          0          0          0
       April 2030                 28         0          0          0          0
       April 2031                 13         0          0          0          0
       April 2032                  0         0          0          0          0
       April 2033                  0         0          0          0          0
Average Life to Maturity
        (years)                26.10      7.73       5.85       4.82       4.30
  Average Life to Call
       (years)(1)              25.99      7.14       5.37       4.44       3.99

(1) Calculation includes 10% optional clean-up call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY

         PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES               PPC 0%   PPC 75%    PPC 100%   PPC 125%   PPC 150%
------------------------      ------   -------    --------   --------   --------
        Initial                  100%      100%       100%       100%       100%
       April 2003                100       100        100        100        100
       April 2004                100       100        100        100        100
       April 2005                100       100        100        100        100
       April 2006                100        88         66         48         34
       April 2007                100        71         49         33         18
       April 2008                100        58         37         19          7
       April 2009                100        46         26         10          1
       April 2010                100        37         17          4          0
       April 2011                100        29         10          0          0
       April 2012                100        21          5          0          0
       April 2013                100        15          1          0          0
       April 2014                100        10          0          0          0
       April 2015                100         6          0          0          0
       April 2016                100         2          0          0          0
       April 2017                100         0          0          0          0
       April 2018                100         0          0          0          0
       April 2019                100         0          0          0          0
       April 2020                100         0          0          0          0
       April 2021                100         0          0          0          0
       April 2022                100         0          0          0          0
       April 2023                100         0          0          0          0
       April 2024                 95         0          0          0          0
       April 2025                 86         0          0          0          0
       April 2026                 76         0          0          0          0
       April 2027                 66         0          0          0          0
       April 2028                 54         0          0          0          0
       April 2029                 41         0          0          0          0
       April 2030                 26         0          0          0          0
       April 2031                  7         0          0          0          0
       April 2032                  0         0          0          0          0
       April 2033                  0         0          0          0          0
Average Life to Maturity
        (years)                26.03      7.37       5.54       4.53       3.95
  Average Life to Call
        (years)                25.97      7.09       5.32       4.35       3.81

(1) Calculation includes 10% optional clean-up call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
4/25/2002                 --                --                --
5/25/2002               8.76              8.61              8.61
6/25/2002               7.96              7.83              7.83
7/25/2002               8.56              8.41              8.41
8/25/2002               8.28              8.14              8.14
9/25/2002               8.29              8.14              8.14
10/25/2002              8.57              8.41              8.41
11/25/2002              8.29              8.14              8.14
12/25/2002              8.58              8.42              8.42
1/25/2003               8.31              8.14              8.14
2/25/2003               9.31              8.14              8.14
3/25/2003               9.22              9.03              9.03
4/25/2003               8.32              8.15              8.15
5/25/2003               8.61              8.42              8.42
6/25/2003               8.34              8.15              8.15
7/25/2003               8.62              8.42              8.42
8/25/2003               8.35              8.15              8.15
9/25/2003               8.35              8.15              8.15
10/25/2003              8.77              8.55              8.55
11/25/2003              8.49              8.27              8.27
12/25/2003              8.79              8.55              8.55
1/25/2004               8.51              8.27              8.27
2/25/2004               8.52              8.27              8.27
3/25/2004               9.82              9.54              9.54
4/25/2004               9.23              8.96              8.96
5/25/2004               9.55              9.26              9.26
6/25/2004               9.45              9.15              9.15
7/25/2004               9.84              9.52              9.52
8/25/2004               9.53              9.21              9.21
9/25/2004               9.90              9.55              9.55
10/25/2004             10.28              9.91              9.91
11/25/2004              9.96              9.59              9.59
12/25/2004             10.40             10.01             10.01
1/25/2005              10.11              9.71              9.71

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Y CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
2/25/2005              10.36              9.94              9.94
3/25/2005              11.88             11.39             11.39
4/25/2005              10.78             10.32             10.32
5/25/2005              18.98             10.67             10.67
6/25/2005              11.95             10.45             10.45
7/25/2005              12.37             10.84             10.84
8/25/2005              12.07             10.59             10.59
9/25/2005              12.42             10.93             10.93
10/25/2005             12.83             11.29             11.29
11/25/2005             12.41             10.92             10.92
12/25/2005             12.95             11.40             11.40
1/25/2006              12.56             11.07             11.07
2/25/2006              12.66             11.16             11.16
3/25/2006              14.38             12.71             12.71
4/25/2006              12.98             11.47             11.47
5/25/2006              13.42             11.85             11.85
6/25/2006              13.09             11.58             11.58
7/25/2006              13.57             12.00             12.00
8/25/2006              13.23             11.71             11.71
9/25/2006              13.23             11.71             11.71
10/25/2006             13.67             12.10             12.10
11/25/2006             13.23             11.70             11.70
12/25/2006             13.72             12.15             12.15
1/25/2007              13.30             11.77             11.77
2/25/2007              13.40             11.87             11.87
3/25/2007              14.84             13.15             13.15
4/25/2007              13.39             11.87             11.87
5/25/2007              13.84             12.26             12.26
6/25/2007              13.42             11.89             11.89
7/25/2007              13.87             12.29             12.29
8/25/2007              13.43             11.90             11.90
9/25/2007              13.43             11.90             11.90
10/25/2007             13.88             12.29             12.29
11/25/2007             13.43             11.89             11.89

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
              SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D.)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
12/25/2007             13.90             12.31             12.31
1/25/2008              13.45             11.92             11.92
2/25/2008              13.45             11.92             11.92
3/25/2008              14.38             12.74             12.74
4/25/2008              13.45             11.91             11.91
5/25/2008              13.90             12.31             12.31
6/25/2008              13.45             11.91             11.91
7/25/2008              13.90             12.31             12.31
8/25/2008              13.45             11.91             11.91
9/25/2008              13.09             11.91             11.91
10/25/2008             12.79             12.31             12.31
11/25/2008             12.38             11.91             11.91
12/25/2008             12.81             12.30             12.30
1/25/2009              12.41             11.90             11.90
2/25/2009              12.42             11.90             11.90
3/25/2009              13.77             13.18             13.18
4/25/2009              12.44             11.90             11.90
5/25/2009              12.87             12.30             12.30
6/25/2009              12.46             11.90             11.90
7/25/2009              12.90             12.30             12.30
8/25/2009              12.49             11.90             11.90
9/25/2009              12.50             11.89             11.89
10/25/2009             12.94             12.29             12.29
11/25/2009             12.53             11.89             11.89
12/25/2009             12.97             12.29             12.29
1/25/2010              12.56             11.89             11.89
2/25/2010              12.58             11.89             11.89
3/25/2010              13.95             13.17             13.17
4/25/2010              12.61             11.89             11.89
5/25/2010              13.05             12.29             12.29
6/25/2010              12.64             11.89             11.89
7/25/2010              13.08             12.28             12.28
8/25/2010              12.68             11.88             11.88
9/25/2010              12.70             11.88             11.88

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
              SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D.)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
10/25/2010             13.14             12.28             12.28
11/25/2010             12.73             11.88             11.88
12/25/2010             13.18             12.28             12.28
1/25/2011              12.78             11.88             11.88
2/25/2011              12.80             11.88             11.88
3125/2011              14.20             13.16             13.16
4/25/2011              12.84             11.98             11.88
5/25/2011              13.30             12.28             12.28
6/25/2011              12.89             11.88             11.88
7/25/2011              13.35             12.27             12.27
8/25/2011              12.94             11.88             11.88
9/25/2011              12.96             11.88             11.88
10/25/2011             13.42             12.27             12.27
11/25/2011             13.02             11.87             11.87
12/25/2011             13.48             12.27             12.27
1/25/2012              13.07             11.87             11.87
2/25/2012              13.10             11.87             11.87
3/25/2012              14.04             12.70             12.70
4/25/2012              13.16             11.87             11.87
5/25/2012              13.64             12.27             12.27
6/25/2012              13.23             11.87             11.87
7/25/2012              13.71             12.27             12.27
8/25/2012              13.29             11.87             11.87
9/25/2012              13.33             11.87             11.87
10/25/2012             13.81             12,27             12.27
11/25/2012             13.40             11.87             11.87
12/25/2012             13.89             12.27             12.27
1/25/2013              13.48             11.87             11.87
2/25/2013              13.52             11.87             11.87
3/25/2013              15.02             13.15             13.15
4/25/2013              13.60             11.87             11.87
5/25/2013              14.11             12.27             12.27
6/25/2013              13.69             11.87             11.87
7/25/2013              14.20             12.27             12.27

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
8/25/2013              13.78             11.87             11.87
9/25/2013              13.83             11.87             11.87
10/25/2013             14.35             12.27              --
11/25/2013             13.93             11.87              --
12/25/2013             14.46             12.27              --
1/25/2014              14.04             11.87              --
2/25/2014              14.09             11.87              --
3/25/2014              15.68             13.15              --
4/25/2014              14.21             11.87              --
5/25/2014              14.75             12.27              --
6/25/2014              14.33             11.87              --
7/25/2014              14.88             12.27              --
8/25/2014              14.46             11.87              --
9/25/2014              14.52             11.88              --
10/25/2014             15.08             12.27              --
11/25/2014             14.66             11.88              --
12/25/2014             15.23             12.29              --
1/25/2015              14.81             11.88              --
2/25/2015              14.88             11.88              --
3/25/2015              16.58             13.16              --
4/25/2015              15.04             11.88              --
5/25/2015              15.63             12.28              --
6/25/2015              15.21             11.88              --
7/25/2015              15.81             12,28              --
8/25/2015              15.38             11.89              --
9/25/2015              15.49              --                --
10/25/2015             16.14              --                --
11/25/2015             15.74              --                --
12/25/2015             16.41              --                --
1/25/2016              16.02              --                --
2/25/2016              16.17              --                --
3/25/2016              17.45              --                --
4/25/2016              16.48              --                --
5/25/2016              17.21              --                --

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360
6/25/2016              16.83              --                --
7/25/2016              17.59              --                --
8/25/2016              17.21              --                --
9/25/2016              18.00              --                --
10/25/2016             18.85              --                --
11/25/2016             18.48              --                --
12/25/2016             19.36              --                --
1/25/2017              19.01              --                --
2/25/2017              19.30              --                --
3/25/2017              21.71              --                --
4/25/2017              19.92              --                --
5/25/2017              20.94              --                --
6/25/2017              20.69              --                --
7/25/2017              21.80              --                --
8/25/2017              21.51              --                --
9/25/2017              21.96              --                --
10/25/2017             23.19              --                --
11/25/2017             22.95
12/25/2017             24.29              --                --
1/25/2018              24.10              --                --
2/25/2018              24.74              --                --
3/25/2018              28.17              --                --
4/25/2018              26.20              --                --
5/25/2018              27.93              --                --
6/25/2018              27.93              --                --
7/25/2018              29.89              --                --
8/25/2018              30.03              --                --
9/25/2018              31.25              --                --
10/25/2018             33.70              --                --
11/25/2018             34.14              --                --
12/25/2018             37.06              --                --
1/25/2019              37.83              --                --
2/25/2019              40.09              --                --
3/25/2019              47.30              --                --

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
              SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D.)

   DATE           CLASS A CAP (%)   CLASS M CAP (%)   CLASS B CAP (%)
----------        ---------------   ---------------   ---------------
                    ACTUAL/360        ACTUAL/360        ACTUAL/360

4/25/2019              45.79              --                --
5/25/2019              51.10              --                --
6/25/2019              53.88              --                --
7/25/2019              61.32              --                --
8/25/2019              66.24              --                --
9/25/2019              75.23              --                --
10/25/2019             90.35              --                --
11/25/2019            104.92              --                --
12/25/2019            136.49              --                --
1/25/2020             179.98              --                --
2/25/2020             286.98              --                --
3/25/2020           1,534.78              --                --

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month, 6 month LIBOR and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                               Aggregate   Pool by  Weighted            Weighted
                                 Cut-off Aggregate   Average  Weighted   Average
                     Number         Date   Cut-off     Gross   Average  Original
                         of    Principal      Date  Interest Remaining  Combined
                   Mortgage      Balance Principal      Rate      Term       LTV
Product Types         Loans          ($)   Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed - 5 Year            1       44,679      0.01    10.250        51     78.14
Fixed - 10 Year          40    1,514,873       037     9.010       115     70.08
Fixed - 15 Year         345   18,622,387      4.52     9.153       175     73.34
Fixed - 20 Year         242   14,365,934      3.49     9.868       234     78.62
Fixed - 25 Year          17    1,341,779      0.33    10.097       292     72.61
Fixed - 30 Year       1,114  115,502,932     28.02     8.760       357     78.62
Balloon - 15/30         290   18,863,430      4.58    10.418       174     79.35
ARM - 1 Year/6 Month      2      145,214      0.04     8.259       357     91.55
ARM - 2 Year/6 Month  1,319  185,542,595     45.01     9.049       357     80.23
ARM - 3 Year/6 Month    391   54,745,380     13.28     8.703       357     79.65
ARM - 3 Year/1 Year      12    1,422,028      0.34     7.428       303     82.39
ARM - 5 Year/1 Year       1      108,514      0.03     8.375       267     74.92
--------------------------------------------------------------------------------
Total:                3,774  412,219,744    100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                               Aggregate   Pool by  Weighted            Weighted
                                 Cut-off Aggregate   Average  Weighted   Average
                     Number         Date   Cut-off     Gross   Average  Original
                         of    Principal      Date  Interest Remaining  Combined
                   Mortgage      Balance Principal      Rate      Term       LTV
Originator            Loans          ($)   Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
 BNC                    705  119,689,676     29.04     8.959       356     79.86
 CIT                  1,140  111,702,676     27.10     8.374       338     78.48
 Impac                  413   53,653,738     13.02     8.861       337     79.23
 New Century            341   48,630,370     11.80     8.815       356     81.11
 Superior             1,175   78,543,284     19.05    10.244       283     78.22
--------------------------------------------------------------------------------
 Total:               3,774  412,219,744    100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Range of Gross    Mortgage      Balance  Principal      Rate      Term       LTV
Interest Rates %     Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
6.000 - 6.999           63   10,658,729       2.59     6.734       327     69.12
7.000 - 7.999          683  101,182,542      24.55     7.669       342     78.77
8.000 - 8.999        1,031  130,605,914      31.68     8.556       344     80.24
9.000 - 9.999          832   90,556,535      21.97     9.514       336     80.25
10.000 - 10.999        508   41,147,530       9.98    10.469       324     80.48
11.000 - 11.999        326   20,299,551       4.92    11.428       306     76.00
12.000 - 12.999        217   12,067,835       2.93    12.407       291     76.01
13.000 - 13.999        102    5,191,996        126    13.431       260     76.71
14.000 - 14.999         12      509,112       0.12    14.371       198     79.42
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 6.000
Minimum: 14.750
Weighted Average: 9.015
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                               % of
                                           Mortgage
                                Aggregate   Pool by Weighted            Weighted
                                  Cut-off Aggregate  Average  Weighted   Average
Range of              Number         Date   Cut-off    Gross   Average  Original
Cut-off Date              Of    Principal      Date Interest Remaining  Combined
Principal           Mortgage      Balance Principal     Rate      Term       LTV
Balances ($)           Loans          ($)   Balance      (%)  (Months)       (%)
-------------------------------------------------------------------------------
0.01 - 25,000.00         210    4,119,689      1.00   11.114       220     71.23
25,000.01 - 50,000.00    698   26,818,238      6.51   10.319       270     74.26
50,000.01 - 75,000.00    808   50,245,092     12.19    9.513       314     77.67
75,000.01 - 100,000.00   514   44,430,306     10.78    9.287       331     78.06
100,000.01 - 125,000.00  389   43,589,613     10.57    9.039       340     79.54
125,000.01 - 150,000.00  289   39,829,072      9.66    8.990       344     80.52
150,000.01 - 175,000.00  234   38,008,412      9.22    8.799       344     80.85
175,000.01 - 200,000.00  186   34,861,240      8.46    8.776       350     79.93
200,000.01 - 225,000.00  100   21,256,250      5.16    8.550       348     83.18
225,000.01 - 250,000.00   85   20,264,816      4.92    8.646       349     81.41
250,000.01 - 275,000.00   55   14,429,690      3-50    8.517       345     80.80
275,000.01 - 300,000.00   60   17,303,988      4.20    8.614       346     81.51
300,000.01 - 325,000.00   36   11,222,023      2.72    8.470       357     82.04
325,000.01 - 350,000.00   27    9,120,196      2.21    8.492       358     79.97
350,000.01 - 375,000.00   20    7,250,037      1.76    8.314       358     78.41
375,000.01 - 400,000.00   14    5,423,176      1.32    8.316       357     75.99
400,000.01 - 425,000.00   12    4,965,332      1.20    8.332       343     76.34
425,000.01 - 450,000.00    9    3,988,476      0.97    8.519       357     82.43
450,000.01 - 475,000.00    3    1,388,779      0.34    8.904       358     83.27
475,000.01 - 500,000.00   13    6,390,836      1.55    8.773       358     76.63
500,000.01 - 525,000.00    1      520,847      0.13    9.000       356     90.00
525,000.01 - 550,000.00    2    1,073,916      0.26    7.673       265     74.36
550,000.01 - 575,000.00    2    1,144,657      0.28    8.500       359     77.31
575,000.01 - 600,000.00    1      579,961      0.14    7.550       357     77.50
600,000.01 >=              6    3,995,104      0.97    8.295       326     69.33
--------------------------------------------------------------------------------
Total:                 3,774  412,219,744    100.00    9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 9,160
Maximium: 713,255
Average: 109,226
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Original Terms    Mortgage      Balance  Principal      Rate      Term       LTV
(Months)             Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
60                       1       44,679       0.01    10.250        51     78.14
120                     40    1,514,873        037     9.010       115     70.08
144                      1       75,921       0.02     8.000       141     87.00
180                    636   37,499,196       9.10     9.795       175     76.36
240                    246   14,696,813       3.57     9.840       234     78.64
300                     21    1,490,045       0.36    10.111       291     73.44
360                  2,829  356,898,217      86.58     8.895       357     79.63
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
 Minimum: 60
 Maximum: 360
 Weighted Average: 338
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
Range of                Of    Principal       Date  Interest Remaining  Combined
Remaining Terms   Mortgage      Balance  Principal      Rate      Term       LTV
(Months)             Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
49-60                    1       44,679       0.01    10.250        51     78.14
97-108                   2       30,959       0.01    11.243       106     51.09
109-120                 38    1,483,914       0.36     8.963       115     70.47
133-144                  1       75,921       0.02     8.000       141     87.00
157-168                  9      386,448       0.09    12.135       168     79.23
169-180                627   37,112,748       9.00     9.771       175     76.33
217-228                  5      303,611       0.07    10.997       227     81.05
229-240                241   14,393,202       3.49     9.815       234     78.59
265-276                  1      108,514       0.03     8.375       267     74.92
277-288                  8      893,169       0.22     8.281       283     69.82
289-300                 17    1,144,317       0.28    10.288       294     80.02
301-312                  3      451,757       0.11     7.837       311     86.44
313-324                  3      269,029       0.07     7.029       314     83.93
325-336                  1       96,743       0.02     6.500       327     61.73
337-348                 12    1,024,668        025    10.451       346     80.63
349-360              2,805  354,400,066      85.97     8.896       357     79.62
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 51
Maximum: 360
Weighted Average: 335
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
Range of Original       Of    Principal       Date  Interest Remaining  Combined
Combined LTV      Mortgage      Balance  Principal      Rate      Term       LTV
Ratios (%)           Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
<= 30.00                36    1,303,455       0.32     9.596       286     23.24
30.01 - 40.00           48    3,954,312       0.96     8.996       320     35.83
40.01 - 50.00           79    5,607,663       1.36     9.149       318     45.49
50.01 - 60.00          159   12,235,437       2.97     9.038       306     55.70
60.01 - 70.00          398   40,714,972       9.88     8.953       334     66.63
70.01 - 80.00        1,487  165,442,602      40.13     8.965       335     77.90
80.01 - 90.00        1,461  168,642,049      40.91     9.072       337     86.55
90.01 - 100.00         106   14,319,254       3.47     8.980       350     94.95
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 12.00
Maximum: 100.00
Weighted Average: 79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Range of Gross    Mortgage      Balance  Principal      Rate      Term       LTV
Margins (%)          Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate Loans     2,049  170,256,014      41.30     9.094       303     78.00
<=5.000                 99   15,682,751       3.80     8.016       351     78.90
5.001 - 5-500           88   13,329,225       3.23     8.660       357     81.31
5.501 - 6.000          238   37,776,556       9.16     8.669       357     82.98
6.001 - 6.500          377   58,892,867      14.29     8.568       357     81.00
6.501 - 7.000          448   61,566,219      14.94     8.913       357     79.76
7.001 - 7.500          265   33,749,423       8.19     9.617       357     78.63
7.501 - 8.000           98   10,677,151       2.59     9.527       356     76.68
8.001 - 8-500           54    5,204,509       1.26    10.879       355     75.23
8-501 - 9.000           35    2,872,420       0.70    11.947       354     73.67
>9.000                  23    2,212,609       0.54    13.020       352     77.93
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Non Fixed Rate Minimum: 2.950
Maximum: 10.250
Non Fixed Rate Weighted Average: 6.502
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
Range of                Of    Principal       Date  Interest Remaining  Combined
Minimum Mortgage  Mortgage      Balance  Principal      Rate      Term       LTV
Rates (%)            Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate Loans     2,049  170,256,014      41.30     9.094       303     78.00
5.001 - 5-500           10    1,556,974       0.38     7.537       356     83.91
5-501 - 6.000           21    2,603,819       0.63     7.621       356     78.03
6.001 - 6.500           74   10,133,302       2.46     7.642       355     82.14
6-501 - 7.000          153   19,594,591       4.75     7.867       355     77.50
7.001 - 7.500          113   18,168,378       4.41     7.786       357     77.44
7.501 - 8.000          184   31,314,229       7.60     7.978       357     78.72
8.001 - 8-500          187   30,929,326       7.50     8.436       357     82.25
8.501 - 9.000          250   40,609,264       9.85     8.910       357     82.03
9.001 - 9.500          192   25,780,443       6.25     9.421       357     82.26
9-501 - 10.000         211   29,072,650       7.05     9.898       357     79.37
10.001 -10-500         102   11,962,812       2.90    10.461       356     80.45
10.501 - 11.000        101    9,838,737       2.39    11.073       356     79.22
11.001 - 11.500         57    5,184,816       1,26    11.728       356     75.15
11-501 - 12.000         33    2,565,700       0.62    12.092       356     75.96
12.001 - 12.500         23    1,674,009       0.41    12.622       356     74.25
12301 - 13.000          10      730,048       0.18    13.483       351     78.25
13.001 - 13.500          1      147,453       0.04    13.200       359     65.00
13.501 - 14.000          2       71,692       0.02    13.710       358     69.98
14.001 - 14.500          1       25,491       0.01    14.100       358     75.00
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Non Fixed Rate Minimum: 5.150
Maximum: 14.100
Non Fixed Rate Weighted Average: 8.648
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                               Aggregate   Pool by  Weighted            Weighted
                                 Cut-off Aggregate   Average  Weighted   Average
                     Number         Date   Cut-off     Gross   Average  Original
Range of                 Of    Principal      Date  Interest Remaining  Combined
Maximum Loan       Mortgage      Balance Principal      Rate      Term       LTV
Rates (%)             Loans          ($)   Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate Loans     2,049  170,256,014      41.30     9.094       303     78.00
<=13.000                37    4,668,254       1.13     7.400       346     79.46
13.001 - 13.500         72   10,896,704       2.64     7.444       356     79.90
13.501 - 14.000        124   17,794,619       4.32     7.683       356     78.78
14.001 - 14.500        150   23,074,929       5.60     7.980       356     77.86
14-501 - 15.000        219   36,686,383       8.90     8.191       357     78.98
15.001 - 15.500        224   33,246,943       8.07     8.638       357     83.08
15.501 - 16.000        264   40,319,666       9.78     9.095       357     82.00
16.001 - 16.500        161   22,247,982       5.40     9.492       357     81.49
16.501 - 17.000        166   22,792,933       5.53     9.939       357     79.20
17.001 - 17-500         92   10,909,959       2.65    10.547       356     79.35
17-501 -18.000         102    9,845,526       2.39    11.065       356     79.00
18.001 - 18.500         53    4,557,514       1.11    11.820       356     74.72
18.501 - 19.000         27    2,266,362       0.55    12.138       356     77.09
19.001 - 19.500         19    1,550,373       0.38    12.645       356     75.07
19.501 - 20.000         10      730,048       0.18    13.483       351     78.25
20.001 - 20.500          1      147,453       0.04    13.200       359     65.00
20-501 - 21.000          2       71,692       0.02    13.710       358     69.98
21.001 - 21.500          1       25,491       0.01    14.100       358     75.00
25-501 - 26.000          1      130,900       0.03     9.875       359     85.00
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Non Fixed Rate Minimum: 9.430
Maximum: 25.750
Non Fixed Rate Weighted Average: 15.543
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                               Aggregate   Pool by  Weighted            Weighted
                                 Cut-off Aggregate   Average  Weighted   Average
                     Number         Date   Cut-off     Gross   Average  Original
                         of    Principal      Date  Interest Remaining  Combined
Initial Periodic   Mortgage      Balance Principal      Rate      Term       LTV
Cap (%)               Loans          ($)   Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate Loam      2,049  170,256,014      41.30     9.094       303     78.00
1.000                   32    3,937,060       0.96     8.474       353     80.26
1.500                  275   39,808,108       9.66     8.856       358     81.32
2.000                  607  104,505,425      25.35     8.944       357     80.27
3.000                  811   93,713,137      22.73     9.043       356     79.42
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.289
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                               Aggregate   Pool by  Weighted            Weighted
                                 Cut-off Aggregate   Average  Weighted   Average
                     Number         Date   Cut-off     Gross   Average  Original
Subsequent               of    Principal      Date  Interest Remaining  Combined
Periodic           Mortgage      Balance Principal      Rate      Term       LTV
Cap (%)               Loans          ($)   Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate Loans     2,049  170,256,014      41.30     9.094       303     78.00
1.000                1,417  197,674,643      47.95     8.983       357     79.90
1-500                  275   39,808,108       9.66     8.856       358     81.32
2.000                   13    1,530,541       0.37     7.495       300     81.86
3.000                   20    2,950,437       0.72     9.581       359     76.92
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.113
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Next Rate         Mortgage      Balance  Principal      Rate      Term       LTV
Adjustment Dates     Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Fixed Rate           2,049  170,256,014      41.30     9.094       303     78.00
May 2002                 1       63,063       0.02     7.500       313     64.10
June 2002                1      110,528       0.03     7.000       314     90.00
July 2002                5      584,583       0.14     7.314       291     78.32
December 2002            3      291,357       0.07     7.690       320     85.01
January 2003             1       64,410       0.02     8.750       345     77.84
February 2003            1      117,409       0.03     8.250       286     84.56
March 2003               3      371,791       0.09     7.741       317     89.81
April 2003               5      431,571       0.10    10.618       337     77.10
May 2003                 3      152,937       0.04     9.192       336     81.10
Am 2003                  2      120,748       0.03     9.478       350     65.82
July 2003               10      851,860       0.21    11.411       348     71.30
August 2003             33    3,175,476       0.77    11.356       351     81.07
September 2003          61    5,645,796       1.37    10.488       353     77.37
October 2003           107   11,802,749       2.86     9.761       354     80.72
November 2003            9     1,163212       0.28     8.863       355     78.59
December 2003          214   25,833,972       6.27     8.409       356     79.00
January 2004           209   31,801,536       7.71     8.934       357     81.09
February 2004          538   83,795,153      20.33     9.005       358     80.22
Match 2004             129   21,034,010       5.10     8.942       359     81.43
April 2004               2       92,590       0.02    11.547       275     85.32
May 2004                 1       55,957       0.01     9.875       349     90.00
June 2004                6      296,627       0.07    11.149       337     82.26
July 2004                3      129,010       0.03    11.482       351     86.75
August 2004             10      946,692       0.23     9.835       352     80.25
September 2004          19    1,816,478       0.44    10.070       353     76.14
October 2004            31    2,858,416       0.69     9.279       354     79.67
November 2004            6      912,310       0.22     8.910       355     80.45
December 2004          129   16,558,536       4.02     8.068       357     79.20
January 2005            43    7,731,225       1.88     8.743       357     80.50
February 2005           95   15,327,786       3.72     8.774       358     79.75
March 2005              45    7,825,943       1.90     8.925       359     79.74
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
Geographic          Number         Date    Cut-off     Gross   Average  Original
Distribution of         Of    Principal       Date  Interest Remaining  Combined
Mortgaged         Mortgage      Balance  Principal      Rate      Term       LTV
Properties           Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
California             551  108,509,551      26.32     8.495       349     79.70
Texas                  277   27,615,195       6.70     8.712       331     76.84
Michigan               292   24,790,696       6.01     9.533       347     78.02
Florida                294   23,933,453       5.81     9.464       327     79.00
Illinois               153   20,812,426       5.05     9.083       347     80.19
Ohio                   260   20,709,962       5.02     8.999       336     80.29
Colorado               151   17,630,198       4.28     8.999       327     79.74
New York               115   14,323,319       3.47     9.501       304     76.15
Pennsylvania           216   13,458,328       3.26     9.574       291     81.29
Indiana                165    8,993,187       2.18     9.454       305     80.04
Washington              58    8,288,046       2.01     8.707       350     82.09
New Jersey              54    8,066,537       1.96     9.658       331     79.59
Maryland                73    8,017,502       1.94     9.256       315     79.76
Virginia                61    7,479,080       1.81     8.815       324     80.91
Arizona                 64    6,983,844       1.69     8.728       344     76.74
Other                  990   92,608,421      22.47     9.242       331     79.09
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
                  Mortgage      Balance  Principal      Rate      Term       LTV
Occupancy Type       Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Primary              3,535  391,529,680      94.98     9.000       335     79.44
Non-Owner Occupied     222   19,136,040       4.64     9.324       338     75.58
Second Horne            17    1,554,024       0.38     8.996       322     73.11
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
                  Mortgage      Balance  Principal      Rate      Term       LTV
Property Type        Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Single Family
  Residence          3,127  327,644,602      79.48     9.030       332     79.11
PUD                    198   31,470,228       7.63     8.754       345     80.86
2-4 Family             187   26,204,908       6.36     9.168       343     77.99
Condo                  167   21,041,171       5.10     8.840       348     79.86
Manufactured Housing    95    5,858,835       1.42     9.560       321     80.91
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
                  Mortgage      Balance  Principal      Rate      Term       LTV
Loan Purpose         Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Refinance - CAW      2,732  285,654,357      69.30     9.024       329     78.21
Purchase               569   65,628,262      15.92     9.225       349     82.76
Refinance -
  Rate/Term            473   60,937,125      14.78     8.747       345     80.26
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
                  Mortgage      Balance  Principal      Rate      Term       LTV
Lien Position        Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
1st Lien             3,339  392,738,045      95.27     8.905       342     79.20
2nd Lien               435   19,481,699       4.73    11.240       193     80.10
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Documentation     Mortgage      Balance  Principal      Rate      Term       LTV
Level                Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
Full                 3,120  319,944,262      77.61     9.022       333     79.96
Stated Documentation   566   80,085,652      19.43     8.982       342     76.46
Reduced or Alternate    88   12,189,830       2.96     9.058       335     78.50
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Range of          Mortgage      Balance  Principal      Rate      Term       LTV
Credit Scores        Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
NA                      47    2,317,509       0.56    10.650       331     73.04
Below 476               36    2,066,316       0.50    11.417       308     77.02
476-500                123    8,105,569       1.97    11.240       309     76.87
501-525                272   28,843,575       7.00    10.048       337     77.27
526-550                512   52,996,862      12.86     9.689       338     77.56
551-575                615   60,511,911      14.68     9.330       329     77.64
576-600                600   66,445,809      16.12     8.957       339     80.14
601-625                550   63,403,916      15.38     8.728       338     80.75
626-650                448   52,405,771      12.71     8.551       334     80.96
651-675                267   34,022,827       8.25     8.309       332     80.93
676-700                137   17,540,733       4.26     8-253       334     79.78
701-725                 73    9,484,076       2.30     8.093       333     76.17
726-750                 52    7,057,321       1.71     7.797       337     80.20
751-775                 26    4,916,254       1.19     7.471       335     77.37
776-800                 16    2,101,293       0.51     7.772       347     79.06
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------
Minimum: 434
Maximum: 793
Weighted Average: 599
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE1                        MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                                              % of
                                          Mortgage
                              Aggregate    Pool by  Weighted            Weighted
                                Cut-off  Aggregate   Average  Weighted   Average
                    Number         Date    Cut-off     Gross   Average  Original
                        of    Principal       Date  Interest Remaining  Combined
Prepayment        Mortgage      Balance  Principal      Rate      Term       LTV
Penalty Term         Loans          ($)    Balance       (%)  (Months)       (%)
--------------------------------------------------------------------------------
No Prepayment
  Penalty              826   77,281,449      18.75     9.341       321     78.01
12 Months              525   59,786,043      14.50     8.634       343     78.38
24 Months              922  131,233,471      31.84     9.051       356     81.39
30 Months                2      477,826       0.12     7.776       357     82.58
36 Months            1,122  108,873,961      26.41     9.123       324     78.39
42 Months                1       79,808       0.02     8.750       358     85.00
48 Months                1      116,834       0.03     7.740       358     75.00
60 Months              375   34,370,352       8.34     8.488       303     77.97
--------------------------------------------------------------------------------
Total:               3,774  412,219,744     100.00     9.015       335     79.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                   Page 14 of 14